UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 9, 2024

Key Tronic Corporation
(Exact name of registrant as specified in its charter)

Washington		0-11559	91-0849125
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4424 North Sullivan Road	Spokane Valley,	Washington	99216
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (509) 928-8000
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	KTCC	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
In connection with the preparation of Key Tronic Corporation’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended June 29, 2024 (the “2024 Form 10-K”), the Company concluded that it had not consistently recorded cost recovery of material price variances across its facilities. Per Company policy, cost recovery should be recorded as revenue, however, certain of the Company’s facilities were recording cost recovery as a reduction to cost of goods sold. These errors resulted in an understatement of both revenue and cost of goods sold in fiscal year 2024 and prior periods.

On October 9, 2024, the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors, after discussion with Company management and the Company’s independent registered public accountants, concluded that the following previously issued financial statements of the Company should no longer be relied upon due to the impact of these errors and will be restated: (i) the consolidated financial statements as of and for the fiscal years ended July 1, 2023 and July 2, 2022 included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 1, 2023 and (ii) the unaudited condensed consolidated statements of income for each of the first three quarters in the fiscal years ended June 29, 2024, July 1, 2023 and July 2, 2022 included in the Company’s Quarterly Reports on Form 10-Q for such periods (collectively, the “Prior Financial Statements”).

The Company estimates that the restatements will result in an increase in revenue and a corresponding increase in cost of goods sold as reported in the Prior Financial Statements. The Company expects that the restatements will have no impact on gross profit, net income or earnings per share. As previously disclosed, the Company also identified an estimated approximately ($2.0) million of aggregated adjustments affecting net income to be made to the preliminary results of fourth quarter of fiscal year 2024, relating to capitalized costs recorded in inventory, recovery of business interruption insurance and estimated credit losses. The Company’s review of the Prior Financial Statements and the results for the fourth quarter of fiscal year 2024 is ongoing, and the Company may identify further required changes to previously reported amounts.

The Company plans to include the restatements of the Prior Financial Statements, along with the adjustments to the results for the fourth quarter of fiscal year 2024, in the 2024 Form 10-K and intends to file the 2024 Form 10-K as soon as practicable.

The Audit Committee and Company management have discussed with Moss Adams LLP, the Company’s independent registered public accounting firm, the matters disclosed in this filing.

Forward-Looking Statements
Some of the statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to those including such words as aims, anticipates, believes, continues, estimates, expects, hopes, intends, plans, predicts, projects, targets, will, or would, similar verbs, or nouns corresponding to such verbs, which may be forward looking. Forward-looking statements also include other passages that are relevant to expected future events, performances, and actions or that can only be fully evaluated by events that will occur in the future. Forward-looking statements in this Current Report on Form 8-K include, without limitation, the Company’s statements regarding its expectations with respect to the completion of the Company’s review of accounting matters and the audit of the Company’s financial statements; the Company’s plans to file the 2024 Form 10-K, including the timing thereof; expectations with respect to how the Restatement will impact the Company’s financial statements; expectations with respect to financial conditions and results, including revenue and earnings. There are many factors, risks and uncertainties that could cause actual results to differ materially from those predicted or projected in forward-looking statements, including but not limited to: the final outcome of the evaluation of accounting matters and the impact of the adjustments to the Company’s financial statements; the discovery of additional and unanticipated information during the evaluation and audit of the Company’s financial statements, including the evaluation of effectiveness of internal control over financial reporting; risks related to the timely completion of the evaluation and filing of the 2024 Form 10-K; changes in assumptions regarding how the evaluation will impact the Company’s financial results; the application of accounting or tax principles in an unanticipated manner; the possibility that the Nasdaq may delist the Company’s common stock; risks related to the Company’s ability to implement and maintain effective internal control over financial reporting in the future; and the impact of these factors on the Company’s performance and outlook; the completion of the Company’s investigation regarding the cybersecurity incident, including the possibility that containment and remediation may not be successful; the improper use of exfiltrated information from the cybersecurity incident and related regulatory proceedings or litigation; the future of the global economic environment and its impact on our customers and suppliers; the availability of components from the supply chain; the availability of a healthy workforce; the accuracy of suppliers’ and customers’ forecasts; development and success of customers’ programs and products; timing and effectiveness of ramping of new programs; success of new-product introductions; the risk of legal proceedings or governmental investigations relating to the subject of the internal investigation by the Company’s Audit Committee and related or other unrelated matters; acquisitions or divestitures of operations or facilities; technology advances; changes in pricing policies by the Company, its competitors, customers or suppliers; impact of new governmental legislation and regulation, including tax reform, tariffs and related activities, such trade negotiations and other risks; and other factors, risks, and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. All forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY TRONIC CORPORATION (Registrant)
Date: October 10, 2024

	By:	/s/ Anthony G. Voorhees
Anthony G. Voorhees, Executive Vice President of Administration, CFO and Treasurer
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